UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina 29730
(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2025, 3D Systems Corporation (the “Company”) entered into separate, privately negotiated agreements (the “Exchange and Consent Agreements”) with a limited number of existing holders (the “Transaction Participants”) of the Company’s currently outstanding 0% Convertible Senior Notes due 2026 (the “2026 Notes”). The Transaction Participants are institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act of 1933, as amended (the “Securities Act”)), and “qualified institutional buyers” (as defined in Rule 144A under the Securities Act).

Pursuant to the Exchange and Consent Agreements, the Company has agreed to exchange $30,773,000 aggregate principal amount of 2026 Notes held by the Transaction Participants for an aggregate of 16,625,243 shares (“Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock,” and such exchange, the “Exchange”).

The Exchange is expected to close on or about December 16, 2025, subject to customary closing conditions. Immediately following the Exchange, approximately $3.9 million in aggregate principal amount of the 2026 Notes will remain outstanding. The Company will not receive any cash proceeds from the Exchange.

The Shares are expected to be issued to the Transaction Participants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration based in part on representations made by the Transaction Participants in the Exchange and Consent Agreements.

Item 3.02. Unregistered Sales of Equity Securities.

The information with respect to the Exchange set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

All of the holders, which include certain of the Transaction Participants, of the Company’s 5.875% Convertible Senior Secured Notes due 2030 (the “2030 Notes”) have separately agreed, in exchange for cash payments in an aggregate amount of approximately $1.8 million, to vote in favor of certain amendments (the “Amendments”) to the Company’s indenture governing the 2030 Notes (the “2030 Notes Indenture”) within four business days of the date of the Exchange and Consent Agreements. The Amendments, if approved, will have the effect of amending and restating Section 4.28 (Minimum Cash) of the 2030 Notes Indenture to reduce the amount of Qualified Cash (as defined in the 2030 Notes Indenture) required to be held by the Company as of the end of each fiscal quarter from $40,000,000 to $20,000,000, deleting Section 4.30 (Restricted Cash Account) of the 2030 Notes Indenture and releasing the related lien on the Restricted Cash Amount (as defined in the 2030 Notes Indenture). The Amendments will be contained in a supplemental indenture to be executed by the Company and Wilmington Savings Fund Society, FSB, as trustee and collateral agent.

A copy of the form of Exchange and Consent Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in Item 1.01 and Item 8.01 hereto. The foregoing descriptions of the Exchange and Consent Agreements do not purport to be complete and are qualified in their entirety by reference to the full text in Exhibit 10.1.

On December 9, 2025, the Company issued a press release with respect to the Exchange. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain of the foregoing statements, including statements regarding the expected closing of the Exchange, the 2026 Notes that will remain outstanding and whether the Company will execute the supplemental indenture for the 2030 Notes Indenture, are not statements of historical or current facts and are therefore forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. The Company undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Exchange and Consent Agreement
99.1	Press Release issued on December 9, 2025
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: December 9, 2025	/s/ Phyllis B. Nordstrom
Phyllis B. Nordstrom
Interim Chief Financial Officer and Chief Administrative Officer